Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	NetQin Mobile Inc.
Entity Central Index Key	0001509986
Entity Current Reporting Status	Yes
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Common Stock Shares Outstanding	216,618,463

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 69,510	$ 17,966
Term deposits	58,563	11,279
Accounts receivable, net of allowance of US$315 and US$636 as of December 31, 2010 and 2011, respectively	21,379	10,081
Prepaid expenses and other current assets	6,806	5,285
Total current assets	156,258	44,611
Equity investment in an associate	1,182	1,012
Property and equipment, net	1,078	981
Intangible assets, net	1,590	133
Other non-current assets	374	1,667
Total Assets	160,482	48,404
Current liabilities:
Accounts payable	1,014	658
Deferred revenue	7,090	2,690
Accrued expenses and other current liabilities	3,656	1,942
Tax payable	368	272
Deferred tax liabilities	103	0
Total current liabilities	12,231	5,562
Noncurrent liabilities:
Deferred tax liabilities, non-current	0	187
Total Liabilities	12,231	5,749
Commitments and contingencies
SHAREHOLDERS' (DEFICIT)/EQUITY
Additional paid-in capital	157,064	12,006
Accumulated deficit	(11,743)	(21,994)
Accumulated other comprehensive income	2,841	1,592
Total NetQin Mobile Inc.'s shareholders' (deficit)/equity	148,184	(8,391)
Non-controlling interest	67	68
Total shareholders' (deficit)/equity	148,251	(8,323)
Total Liabilities, Mezzanine Equity and Shareholders' (Deficit)/Equity	160,482	48,404
Series A [Member]
MEZZANINE EQUITY
Convertible preferred shares	0	3,242
Series B [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares	0	16,638
Series C [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares	0	16,983
Series C-1 [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares	0	14,115
Common Class A [Member]
SHAREHOLDERS' (DEFICIT)/EQUITY
Common shares	6	0
Common Class B [Member]
SHAREHOLDERS' (DEFICIT)/EQUITY
Common shares	$ 16	$ 5

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Net allowance for accounts receivable	$ 636,000	$ 315,000
Series A [Member]
MEZZANINE EQUITY
Convertible preferred shares par value	$ 0.0001	$ 0.0001
Convertible preferred shares authorized	33,250,000	33,250,000
Convertible preferred shares issued	0	33,250,000
Convertible preferred shares outstanding	0	33,250,000
Preferred Stock Liquidation Value	0	3,325,000
Series B [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares par value	$ 0.0001	$ 0.0001
Redeemable convertible preferred shares authorized	34,926,471	34,926,471
Redeemable convertible preferred shares issued	0	34,926,471
Redeemable convertible preferred shares outstanding	0	34,926,471
Preferred Stock Liquidation Value	0	12,500,000
Series C [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares par value	$ 0.0001	$ 0.0001
Redeemable convertible preferred shares authorized	29,687,500	29,687,500
Redeemable convertible preferred shares issued	0	29,687,500
Redeemable convertible preferred shares outstanding	0	29,687,500
Preferred Stock Liquidation Value	0	17,000,000
Series C-1 [Member]
MEZZANINE EQUITY
Redeemable convertible preferred shares par value	$ 0.0001	$ 0.0001
Redeemable convertible preferred shares authorized	16,773,301	16,773,301
Redeemable convertible preferred shares issued	0	16,773,301
Redeemable convertible preferred shares outstanding	0	16,773,301
Preferred Stock Liquidation Value	$ 0	$ 14,120,000
Common Class A [Member]
SHAREHOLDERS' (DEFICIT)/EQUITY
Common shares par value	$ 0.0001	$ 0.0001
Common shares authorized	560,000,000	0
Common shares issued	55,953,690	0
Common shares outstanding	55,953,690	0
Common Class B [Member]
SHAREHOLDERS' (DEFICIT)/EQUITY
Common shares par value	$ 0.0001	$ 0.0001
Common shares authorized	240,000,000	250,000,000
Common shares issued	160,664,773	50,352,941
Common shares outstanding	160,664,773	50,352,941

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Revenues
Premium mobile Internet services	$ 36,202	$ 15,268	$ 5,014
Other services	4,469	2,427	250
Total net revenues	40,671	17,695	5,264
Cost of revenues	(8,057)	(5,193)	(2,812)
Gross profit	32,614	12,502	2,452
Operating expenses
Selling and marketing expenses	(7,955)	(4,436)	(3,344)
General and administrative expenses	(14,024)	(14,750)	(2,139)
Research and development expenses	(5,095)	(2,959)	(2,312)
Total operating expenses	(27,074)	(22,145)	(7,795)
(Loss)/Income from operations	5,540	(9,643)	(5,343)
Interest income	1,342	234	159
Realized gain/(loss) on available-for-sale investments	29	(102)	47
Foreign exchange (loss)/gain, net	3,011	(46)	(2)
Other (expense)/income, net	306	135	(12)
(Loss)/Income before income taxes	10,228	(9,422)	(5,151)
Income tax expense	(97)	(401)	0
Share of (loss)/profit from an associate	119	(7)	0
Net (loss)/income	10,250	(9,830)	(5,151)
Net loss attributable to the non-controlling interest	1	3	1
Net (loss)/income attributable to NetQin Mobile Inc.	10,251	(9,827)	(5,150)
Accretion of redeemable convertible preferred shares	(535)	(1,533)	(1,393)
Beneficial conversion feature of redeemable convertible preferred shares	0	(5,693)	0
Allocation of net income to participating preferred shareholders	(1,595)	0	0
Net (loss)/income attributable to common shareholders	8,121	(17,053)	(6,543)
Cost of revenues [Member]
Share-based compensation expense included in:
Share-based compensation expense	130	19	13
Selling and Marketing Expense [Member]
Share-based compensation expense included in:
Share-based compensation expense	1,923	102	35
General and Administrative Expense [Member]
Share-based compensation expense included in:
Share-based compensation expense	7,895	12,299	1,087
Research and Development Expense [Member]
Share-based compensation expense included in:
Share-based compensation expense	$ 724	$ 146	$ 43
Common share [Member]
Operating expenses
Net (loss)/earnings per share, basic	$ 0.05	$ (0.34)	$ (0.15)
Net (loss)/earnings per share, diluted	$ 0.04	$ (0.34)	$ (0.15)
Weighted average number of common shares outstanding:
Basic	173,373,462	49,683,230	42,251,533
Diluted	193,537,974	49,683,230	42,251,533
ADS [Member]
Operating expenses
Net (loss)/earnings per share, basic	$ 0.23	$ (1.72)	$ (0.77)
Net (loss)/earnings per share, diluted	$ 0.21	$ (1.72)	$ (0.77)
Weighted average number of common shares outstanding:
Basic	34,674,692	9,936,646	8,450,307
Diluted	38,707,594	9,936,646	8,450,307

Consolidated Statements of Shareholders' (Deficit)/Equity and Comprehensive (Loss)/Income (USD $) In Thousands, except Share data	Total	Common share [Member]	Additional Paid-in Capital [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Non-Controlling Interest [member]	Comprehensive Income/(Loss) [member]	Series A [Member]	Series A [Member] Common share [Member]	Series A [Member] Additional Paid-in Capital [Member]	Series A [Member] Accumulated Deficit [Member]	Series A [Member] Accumulated Other Comprehensive Income (Loss) [Member]	Series A [Member] Non-Controlling Interest [member]	Series B [Member]	Series B [Member] Common share [Member]	Series B [Member] Additional Paid-in Capital [Member]	Series B [Member] Accumulated Deficit [Member]	Series B [Member] Accumulated Other Comprehensive Income (Loss) [Member]	Series B [Member] Non-Controlling Interest [member]	Series C [Member]	Series C [Member] Common share [Member]	Series C [Member] Additional Paid-in Capital [Member]	Series C [Member] Accumulated Deficit [Member]	Series C [Member] Accumulated Other Comprehensive Income (Loss) [Member]	Series C [Member] Non-Controlling Interest [member]	Series C-1 [Member]	Series C-1 [Member] Common share [Member]	Series C-1 [Member] Additional Paid-in Capital [Member]	Series C-1 [Member] Accumulated Deficit [Member]	Series C-1 [Member] Accumulated Other Comprehensive Income (Loss) [Member]	Series C-1 [Member] Non-Controlling Interest [member]
Beginning Balance, Amount at Dec. 31, 2008	$ (4,936)	$ 5	$ 1,188	$ (7,017)	$ 888	$ 0
Beginning Balance, Number of Shares at Dec. 31, 2008		50,352,941
Share-based compensation	1,178	0	1,178	0	0	0	0
Contributions received from a non-controlling interest shareholder	72	0	0	0	0	72	0
Accretion of redeemable convertible preferred shares (Note 13)	(1,393)	0	(1,393)	0	0	0	0
Unrealized gain on available-for-sale investments, net of income tax of US$14	47	0	0	0	47	0	47
Conversion into common shares, Amount	0
Foreign currency translation adjustment	10	0	0	0	10	0	10
Net profit/(loss)	(5,151)	0	0	(5,150)	0	(1)	(5,151)
Total comprehensive income/(loss)							(5,094)
Ending Balance, Amount at Dec. 31, 2009	(10,173)	5	973	(12,167)	945	71
Ending Balance, Number of Shares at Dec. 31, 2009		50,352,941
Share-based compensation	12,566	0	12,566	0	0	0
Accretion of redeemable convertible preferred shares (Note 13)	(1,533)	0	(1,533)	0	0	0
Recogniton of benificial conversion feature	5,693		5,693
Amortization of beneficial conversion feature (Note 13)	(5,693)	0	(5,693)	0	0	0
Disposal of available-for-sale investments	(42)	0	0	0	(42)	0	(42)
Conversion into common shares, Amount	0
Foreign currency translation adjustment	689	0	0	0	689	0	689
Net profit/(loss)	(9,830)	0	0	(9,827)	0	(3)	(9,830)
Total comprehensive income/(loss)							(9,183)
Ending Balance, Amount at Dec. 31, 2010	(8,323)	5	12,006	(21,994)	1,592	68
Ending Balance, Number of Shares at Dec. 31, 2010		50,352,941
Share-based compensation	10,672	0	10,672	0	0	0
Accretion of redeemable convertible preferred shares (Note 13)	(535)	0	(535)	0	0	0
Conversion into common shares, Number									33,250,000						34,926,471						29,687,500						16,773,301
Conversion into common shares, Amount	51,513							3,242	3	3,239	0	0	0	17,173	4	17,169	0	0	0	16,983	3	16,980	0	0	0	14,115	2	14,113	0	0	0
Issuance of common shares net of issuance costs (Note 14)	78,960	4	78,956	0	0	0
Issuance of common shares		38,750,000
Exercise of options	4,465	1	4,464	0	0	0
Excercise of options, shares		12,878,250
Foreign currency translation adjustment	1,249	0	0	0	1,249	0	1,249
Net profit/(loss)	10,250	0	0	10,251	0	(1)	10,250
Total comprehensive income/(loss)	11,499
Ending Balance, Amount at Dec. 31, 2011	$ 148,251	$ 22	$ 157,064	$ (11,743)	$ 2,841	$ 67
Ending Balance, Number of Shares at Dec. 31, 2011		216,618,463

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net (loss)/income	$ 10,250	$ (9,830)	$ (5,151)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	597	402	293
Allowance for doubtful accounts	321	315	0
Share-based compensation	10,672	12,566	1,178
Deferred income tax	(84)	183	0
Foreign exchange (loss)/gain, net	(3,011)	46	2
Share of loss/(profit) from an associate	(119)	7	0
Realized (gain)/loss on disposal of available-for-sale investments	(14)	102	(47)
Other income from ADR depositary agreement	(214)	0	0
Changes in operating assets and liabilities:
Accounts receivable	(11,628)	(9,087)	1,055
Prepaid expenses and other current assets	(1,911)	(588)	3
Other non-current assets	269	(1,247)	0
Accounts payable	396	(50)	303
Deferred revenue	4,400	2,132	397
Accrued expenses and other current liabilities	1,844	1,043	329
Tax payable	72	250	(28)
Net cash (used in)/provided by operating activities	11,840	(3,756)	(1,666)
Cash flows from investing activities:
Placement of term deposits	(51,463)	(11,279)	(3,954)
Maturities of term deposits	4,331	2,197	5,854
Purchase of available-for-sale investments	0	(13)	(2,163)
Advances to Tianjin Yidatong Technology Development Co., Ltd.	0	(2,279)	(1,760)
Proceeds from the repayment of the advance to Tianjin Yidatong Technology Development Co., Ltd.	2,196	1,921	732
Disbursements from the lending of the housing loans to employees	(79)	(1,798)	0
Proceeds from repayment of housing loans to employees	180	1,200	0
Proceeds from disposal of available-for-sale investments	14	2,181	4,402
Cash paid for investment under equity method	0	(1,007)	0
Purchase of property and equipment and intangible assets	(2,270)	(578)	(407)
Net cash provided by/(used in) investing activities	(47,091)	(9,455)	2,704
Cash flows from financing activities:
Proceeds from initial public offering (net of underwriters' commission of US$6,239)	82,886	0	0
Proceeds from exercising of share options	1,551	0	0
Payments of listing expenses	(3,926)	0	0
Cash contributed by non-controlling interest	0	0	72
Net cash provided by financing activities	82,711	28,893	72
Effect of exchange rate changes on cash and cash equivalents	4,084	580	7
Net increase in cash and cash equivalents	51,544	16,262	1,117
Cash and cash equivalents at the beginning of the year	17,966	1,704	587
Cash and cash equivalents at the end of the year	69,510	17,966	1,704
Supplemental disclosures of cash flow information:
Cash paid for income taxes	16	0	27
Supplemental disclosures of non-cash investing and financing activities:
Accretion of redeemable convertible preferred shares	535	1,533	1,393
Beneficial conversion feature of redeemable convertible preferred shares	0	5,693	0
Conversion of preferred shares to common shares	51,513	0	0
Purchase of property and equipment financed by accounts payable	0	40	13
Series C [Member]
Cash flows from financing activities:
Proceeds from issuance of convertible redeemable preferred shares	0	16,978	0
Supplemental disclosures of non-cash investing and financing activities:
Conversion of preferred shares to common shares	16,983
Series C-1 [Member]
Cash flows from financing activities:
Proceeds from issuance of convertible redeemable preferred shares	2,200	11,915	0
Supplemental disclosures of non-cash investing and financing activities:
Issurance of redeemable convertible preferred Shares not paid until January 2011	0	2,200	0
Conversion of preferred shares to common shares	$ 14,115

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010 Series C [Member]	Dec. 31, 2010 Series C-1 [Member]
Cash flows from financing activities:
Payments of convertible redeemable preferred shares issuance costs		$ 21	$ 5
Payments of initial public offering underwriters' commission	$ 6,239

Principal Activities and Organization	12 Months Ended
Dec. 31, 2011
Principal Activities and Organization [Abstract]
Principal Activities and Organization

1. PRINCIPAL ACTIVITIES AND ORGANIZATION

a) Principal activities

NetQin Mobile Inc. (“NetQin”, or the “Company”), through its subsidiaries, its variable interest entity (“VIE”), and the VIE’s subsidiary is principally engaged in the provision of mobile Internet services relating to mobile security and productivity needs in the People’s Republic of China (the “PRC” or “China”) and overseas markets. The services delivered include anti-virus, anti-malware, anti-spam, privacy protection, data backup and recovery and data management. The Company, its subsidiaries, its VIE and the VIE’s subsidiary are hereinafter collectively referred to as the “Group”.

b) Reorganization

The Company was incorporated as a limited liability company under the laws of the Cayman Islands (“Cayman”) on March 14, 2007. The Company was 100% owned by RPL Holdings Limited (“RPL”). RPL is a limited liability company organized under the laws of British Virgin Islands (“BVI”), which is owned and controlled by Dr. Henry Yu Lin, Dr. Vincent Wenyong Shi, and Mr. Xu Zhou (collectively, the “Founders”).

In May 2007, the Company established NetQin Mobile (Beijing) Co., Ltd. (“NetQin Beijing”) as wholly foreign-owned enterprise in the PRC. In June 2007, the Company undertook a reorganization (the “Reorganization”) to become the ultimate holding company of the Group. Prior to the Reorganization, the Group’s business was operated by Beijing NetQin Technology Co. Ltd. (“Beijing Technology”), a company wholly owned and controlled by the Founders, which commenced operations on October 21, 2005. By entering into a series of agreements (collectively, “VIE Agreements”) with the Founders and NetQin Beijing, Beijing Technology became a variable interest entity whose primary beneficiary is NetQin Beijing. Consequently, the Company as the parent of NetQin Beijing became the ultimate primary beneficiary of Beijing Technology and has consolidated financial statements of Beijing Technology and its subsidiary. Beijing Technology was the predecessor of the Group and operated all of the business of the Group prior to the Reorganization.

Immediately before the Reorganization, Beijing Technology was 100% owned by the Founders and the ultimate owners’ shareholdings of the Beijing Technology were identical to those of the Company. There was no change in ownership of Beijing Technology immediately before and after the Reorganization. Accordingly, the Reorganization is accounted for as a legal reorganization of entities under common control in a manner similar to a pooling-of-interest.

c) Subsidiaries, VIEs and a VIE’s subsidiary

As of December 31, 2011, details of the Company’s subsidiaries, VIE and the VIE’s subsidiary are as follows.

Name	Date of Incorporation	Place of Incorporation	Relationship	Principal Activities
Subsidiaries
NetQin International Ltd. (“NetQin HK”)	April 26, 2010	Hong Kong	Wholly-owned subsidiary	Premium mobile Internet services in overseas markets
NQ Mobile US Inc. (“NQ US”)*	November 5, 2010	United States	Wholly-owned subsidiary	Market intelligence and information analysis
NetQin Beijing	May 15, 2007	The PRC	Wholly-owned subsidiary	Premium mobile Internet services in PRC and overseas markets, and technology consulting and services
Taiwan NetQin Technology Limited (“NQ Taiwan”)	December 2, 2011	Taiwan	Wholly-owned subsidiary	Marketing and sales development
Variable Interest Entity
Beijing Technology	October 21, 2005	The PRC	VIE	Premium mobile Internet services in PRC market and research and development
Subsidiary of VIE
Fuzhou NetQin Mobile Information Technology Co., Ltd. (“Fuzhou NetQin”)	June 1, 2009	The PRC	Subsidiary of the VIE	Marketing and sales development

*	NetQin US Inc. was renamed to NQ Mobile US Inc. on December 14, 2011.

d) Variable Interest Entity

To comply with relevant PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide mobile value added service and hold service provider (“SP”) license through mobile Internet in China, the Group conducts substantially all its operations through Beijing Technology which holds the SP licenses and approvals to provide such services in China. The VIE Agreements entered into among NetQin Beijing, Beijing Technology and the Founders enable the Company, through NetQin Beijing to:

•	exercise effective control over Beijing Technology;

•	receive substantially all of the economic benefits and residual returns, and absorb substantially all the risks of expected losses from Beijing Technology as if it were its sole shareholder; and

•	have an exclusive option to purchase all of the equity interests in Beijing Technology.

Management evaluated the relationships among the Company, NetQin Beijing and Beijing Technology and concluded that NetQin Beijing is the primary beneficiary of Beijing Technology and its subsidiary.

As a result, the results of operations, assets and liabilities of Beijing Technology and its subsidiary have been included in the Company’s consolidated financial statements.

The following is a summary of the VIE agreements:

Exclusive Technical Consulting Services Agreement

Under the exclusive technical consulting services agreement between NetQin Beijing and Beijing Technology, NetQin Beijing has the exclusive right to provide to Beijing Technology the technical consulting services related to Beijing Technology’s business operations. NetQin Beijing owns the intellectual property rights developed by either NetQin Beijing or Beijing Technology in the performance of this agreement. Beijing Technology pays to NetQin Beijing quarterly service fees, determined unilaterally by NetQin Beijing. The quarterly service fees are eliminated upon consolidation. This agreement is effective until NetQin Beijing ceases to exist or is terminated at NetQin Beijing’s sole discretion by giving 30 day’s advanced notice to Beijing Technology.

Business Operation Agreement

Under the business operation agreement among NetQin Beijing, Beijing Technology and the Founders, Beijing Technology agrees to accept the guidance and advice provided by NetQin Beijing on Beijing Technology’s daily operations and financial management systems. The Founders must secure the appointments of Beijing Technology’s directors and senior management per NetQin Beijing’s designation. Beijing Technology and the Founders also agree that without the prior consent of NetQin Beijing, Beijing Technology will not engage in any transactions that could materially affect the assets, business, personnel, rights, liabilities or operations of Beijing Technology. In addition, the Founders irrevocably appointed NetQin Beijing to vote on their behalf on all matters, including matters relating to the transfer of any or all of their respective equity interests in Beijing Technology, and appointments of the directors, chief executive officer, chief financial officer, and other senior management of Beijing Technology. This agreement is effective until NetQin Beijing ceases to exist or is terminated at NetQin Beijing’s sole discretion by giving 30 days’ advanced notice to Beijing Technology and the Founders.

Equity Disposition Agreement

Under the equity disposition agreement among the Founders, Beijing Technology and NetQin Beijing, the Founders irrevocably granted NetQin Beijing or its designated party an exclusive option to purchase from the Founders, to the extent permitted under PRC law, all or part of the equity interests in Beijing Technology for the minimum amount of consideration permitted by the PRC law. NetQin Beijing or its designated party has sole discretion to decide when to exercise the option, either in part or in full. Without NetQin Beijing’s consent, the Founders agree not to transfer, pledge, or otherwise dispose of their equity interest of Beijing Technology in any way. This agreement is effective for 10 years and renewable at NetQin Beijing’s sole discretion.

Equity Interest Pledge Agreement

Pursuant to equity interest pledge agreement between NetQin Beijing and the Founders, the Founders have pledged their respective equity interests in Beijing Technology to secure the Founders and Beijing Technology’s obligation under other agreements and for the payment by Beijing Technology under the exclusive technical consulting services agreement. The Founders agree that they shall not sell, mortgage or dispose of any of Beijing Technology’s equity interest without prior written consents from NetQin Beijing. This agreement is terminable only when the Founders and Beijing Technology’s obligation under the above three agreements have been fulfilled.

Loan Agreements

The Company and its subsidiaries have granted interest-free loans to the Founders with the sole purpose of providing funds necessary for the capital injection of Beijing Technology. Without the prior consent of the Company, the Founders will not approve any transaction including merger, acquisition, new investments and etc., significantly affecting their shareholder rights of Beijing Technology. The loan is due if NetQin Beijing decides to exercise its exclusive purchase option under the equity disposition agreement. The loan is settled fully and only by the Founders transferring their equity interest of Beijing technology according to the equity disposition agreement and using the proceeds to pay off the loans. The interest-free loans to the Founders as of December 31, 2010 and 2011 were US$1,174 and US$1,222, respectively. The loans for capital injection are eliminated with the capital of Beijing Technology during consolidation.

Risks in Relation to the VIE Structure

The following consolidated financial information of VIE was included in the accompanying consolidated financial statements:

		As of December 31,
		2010	2011
		US$	US$
Total assets		17,467	84,873
Total liabilities		14,897	86,144

	For the Year Ended December 31,
	2009	2010	2011
	US$	US$	US$
Total net revenue	3,898	11,400	23,039
Net (loss) / income	(1,337)	2,829	(3,829)

	For the Year Ended December 31,
	2009	2010	2011
	US$	US$	US$
Net increase in cash and bank balances	559	6,936	66,007

Total consolidated assets of VIE as of December 31, 2010 and 2011 mainly comprised of cash and cash equivalents, accounts receivable, prepaid and other current assets and property and equipment. Total liabilities as of December 31, 2010 and 2011 mainly comprised of accounts payable, deferred revenue, accrued expense and other liabilities.

Net revenue comprised approximately 74%, 64% and 57% of the Group’s total net revenue for the years ended December 31, 2009, 2010 and 2011, respectively. All intercompany transactions and balances were eliminated upon consolidation.

In accordance with the VIE agreements, the Company has power to direct activities of the VIE, and can have assets transferred out of the VIE and its subsidiary. Therefore, the Company considers that there is no asset in the consolidated VIE that can be used only to settle obligations of the consolidated VIE except for registered capitals of the VIE and the VIE’s subsidiary amounting to US$1,749 as of December 31, 2011. As the consolidated VIE and its subsidiary are incorporated as limited liability companies under the PRC Company Law, the creditors do not have recourse to the general credit of the Company for all the liabilities of the consolidated VIE.

Currently, there is no contractual arrangement that could require the Company to provide additional financial support to the VIE. As the Company is conducting its PRC premium mobile Internet services business through the VIE and its subsidiary, the Company may provide such support on a discretional basis in the future, which could expose the Company to a loss.

There is no VIE where the Company has variable interest but is not the primary beneficiary.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. SIGNIFICANT ACCOUNTING POLICIES

a) Basis of presentation and consolidation

The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries, its VIE for which the Company being the ultimate primary beneficiary, and a VIE’s subsidiary.

These consolidated financial statements have been prepared on a historical cost basis to reflect the financial position and results of operations of the Company in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

A VIE is an entity in which the Company, or its subsidiary, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with, ownership of the entity, and therefore, the Company or its subsidiary is the primary beneficiary of the entity.

All significant inter-company transactions and balances have been eliminated upon consolidation.

b) Use of estimates

The preparation of these consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and the related disclosures of contingent assets and liabilities. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements mainly include the allowance for doubtful accounts, the valuation allowance of deferred tax assets, the estimated useful lives of long-lived assets, the impairment assessment of long-lived assets and equity investments and the valuation and recognition of share-based compensation.

c) Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits, and other short-term highly liquid investments placed with banks, which have original maturities of three months or less and are readily convertible to known amounts of cash.

d) Term deposits

Term deposits represent time deposits placed with banks with original maturities of more than three months and less than one year. Interest earned is recorded as interest income in the consolidated statements of operations during the period.

e) Available-for-sale investments

The Group invests in open ended investment funds and Renminbi (“RMB”) financial products issued by banks and other financial institutions. The funds invest in a combination of ordinary stock, government bonds, central bank bills, bank notes, and money market funds. The investments are classified as available-for-sale investments and are reported at fair value with unrealized gains or losses, if any, recorded as accumulated other comprehensive income in shareholders’ equity. Realized gains or losses are charged to profit or loss in the consolidated statements of operations during the period in which the gain or loss is realized on a specific identification basis.

The Group considers available evidence, including the duration and extent to which declines in fair value of the available-for-sale investments compared to cost, in determining whether any unrealized loss is “other-than-temporary”. Determination of whether declines in value are other-than-temporary requires significant judgment and if the Group determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss in the consolidated statement of operations. The new cost basis will not be changed for subsequent recoveries in fair value. For each period presented, the Group did not record any charges to write down available-for-sale investments for other than temporary declines.

f) Allowance for doubtful accounts

An allowance for doubtful accounts is recorded in the period in which a loss is determined to be probable based on an assessment of specific evidence indicating doubtful collection, historical experience, account balance aging and prevailing economic conditions. Accounts receivable balances are written off after all collection efforts have been exhausted and the potential for recovery is considered remote. The following table presents movement of the allowance for doubtful accounts:

	Balance at Beginning of Year	Charged to Expenses	Write-Offs Net of Recoveries	Balance at End of Year
	US$	US$	US$	US$
Allowance for doubtful accounts
2009	—	—	—	—
2010	—	315	—	315
2011	315	321	—	636

g) Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and impairment. Depreciation is provided on a straight-line basis over the following estimated useful lives:

Estimated useful lives of the assets
Computer equipment	3 years
Leasehold improvements	Shorter of lease terms and estimated useful lives
Electronic equipment	3 years
Office equipment	5 years
Motor vehicles	5 years

Expenditure for repairs and maintenance is expensed as incurred. The gain or loss on disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations.

h) Equity investments

The equity investment is comprised of an investment in a private-held company, Beijing Feiliu Jiutian Technology Co., Ltd. (“Beijing Feiliu”). The Group accounts for its equity investment over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method. The Group accounts for its investment in Beijing Feiliu using the equity method of accounting.

The Group assesses its equity investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information. The fair value determination, particularly for investments in privately-held companies, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and determination of whether any identified impairment is other-than-temporary.

i) Impairment of long-lived assets

The carrying amounts of long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to future undiscounted net cash flows expected to be generated by the assets. Such assets are considered to be impaired if the sum of the expected undiscounted cash flow is less than carrying amount of the assets. The impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. No impairment of long-lived assets was recognized for any of the periods presented.

j) Functional currency and foreign currency translation

The Group’s reporting currency is the U.S. dollar (“US$”). The functional currency of NetQin, NetQin HK and NQ US is US$ while the functional currency of the Company’s PRC subsidiary, VIE and VIE’s subsidiary is RMB. The functional currency of newly established NQ Taiwan is Taiwan dollar. In the consolidated financial statements, the financial information of the Company’s subsidiaries, VIE and VIE’s subsidiary has been translated into US$. Assets and liabilities are translated at the exchange rates on the balance sheet date, equity amounts are translated at historical exchange rates, and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income or loss in the statement of shareholders’ equity and comprehensive income.

Transactions denominated in currencies other than the functional currency are translated into prevailing functional currency at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are included in the consolidated statements of operations.

k) Revenue recognition

The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred and/or service has been performed, the price is fixed or determinable and collection is reasonably assured.

Revenue is recorded net of business tax and related surcharges of US$158, US$523 and US$1,238 for the years ended December 31, 2009, 2010 and 2011, respectively.

Revenues presented in the consolidated statements of operations include revenues from premium mobile Internet services and other services.

Premium mobile Internet services

Premium mobile Internet services revenues are derived principally from providing premium mobile security and productivity services to end users. The basic functions of security and productivity services, including anti-virus, anti-malware, anti-spam, privacy protection, data backup and recovery are free of charge. The customers are charged for updating the anti-virus database on a pay-per-use basis or paying a fee to subscribe to the premium security and productivity services including continuous update of anti-virus database, continuous update of the semantics of anti-spam, and advanced privacy protection on a monthly, quarterly, semi-annually, annually or life-long (of the handset subscribed) basis. The Group recognizes revenue for premium services considered to be software-related (e.g., mobile security services) in accordance with industry specific accounting guidance for software and software related transactions. For premium services where the customer does not take possession of fully-functioning software (e.g., mobile productivity services), the Group recognizes revenue pursuant to ASC 605, Revenue Recognition. Provided collectability is probable, revenue is recognized over the usage period which is the same for software-related services and services where software is incidental to the provision of the services. Basic functions and customer support are provided to end users free of charge, whether they subscribe to our services or not. Customer arrangements may include premium mobile security and productivity services which are multiple elements. Revenue on arrangements that include multiple elements is allocated to each element based on the relative fair value of each element. Fair value is generally determined by vendor specific objective evidence (“VSOE”). In October 2009, the Financial Accounting Standards Board (“FASB”) amended the accounting standard for multiple deliverable revenue arrangements, which provided updated guidance on whether multiple deliverables exist, how deliverables in an arrangement should be separated, and how consideration should be allocated. This standard eliminates the use of the residual method and requires arrangement consideration to be allocated based on the relative selling price for each deliverable. The selling price for each arrangement deliverable can be established based on VSOE or third-party evidence (“TPE”) if VSOE is not available. The new standard requires the application of an estimate of selling price (“ESP”) if neither VSOE nor TPE is available. On January 1, 2011, the Company adopted ASU 2009-13 on a prospective basis for applicable transactions originating or materially modified after December 31, 2010. The adoption of this standard did not have a significant impact on the Company’s revenue recognition for multiple deliverable arrangements. For all the periods presented, the usage period for the elements in arrangements that include multiple elements is the same. No allocation was performed as there is no impact from the allocation on revenue recognized.

Revenue for pay-per-use services is recognized on a per-use basis when the update is made. Proceeds from sale of subscription services are deferred when received and revenue for the subscription services is recognized on a straight-line basis over the estimated service period provided all revenue recognition criteria have been met. For the life-long subscription, the Group estimates the average service to be eighteen months based on the estimates of how often customers change their mobile phones.

The payment channels include wireless carriers and service providers, prepaid cards, and third party payment processors.

Wireless carriers and service providers. The Group, via SPs, cooperates with wireless carriers to provide premium mobile Internet services to the customers. In China, SPs have the exclusive licenses to contract with wireless carriers in offering premium mobile Internet services to the end users and they are mainly responsible for assisting in the billing of premium mobile Internet services. Wireless carriers are mainly responsible for billing, collection and customer support relating to the end users. Under certain circumstances, the Group itself is an SP and contracts directly with wireless carriers.

Fees paid for premium service are charged to the customers’ telephone bills and shared between the Group and wireless carriers. The sharing percentage is fixed and determined by wireless carriers. The Group does not enter into the arrangements directly with the wireless carriers except when the Group acts as an SP itself and the wireless carriers are not acting as an agent for the Group in the transactions. Therefore, the revenue recognized is net of the amounts retained by the wireless carriers.

The Group recognizes and reports its premium mobile Internet services revenues on a gross basis based on its and SPs’ portion of the billings as the Group has the primary responsibility for fulfilment and acceptability of the premium mobile Internet services and is considered a principal in the transactions. The amounts attributed to SPs’ share are determined pursuant to the arrangements between SPs and the Group and are recognized as costs of revenues.

To recognize premium mobile Internet services revenues, the Group relies on wireless carriers and SPs to provide it the billing confirmations for the amount of services they have billed to their mobile customers. At the end of each reporting period, when the wireless carriers or SPs are yet to provide the Group the monthly billing confirmations, the Group uses information generated from its internal system as well as the historical data to estimate the amounts of collectable premium mobile Internet services fees and to recognize revenue. Historically, there have been no significant adjustments to the revenue estimates.

Prepaid cards. The Group sells prepaid cards to customers through independent distributors. The customers can use the prepaid cards to subscribe to the premium services. Once the customers activate the premium service using the prepaid cards, the Group starts to recognize its revenues on a straight-line basis over the service period. While the Group has primary responsibility for fulfillment and acceptability, it does not have control of, and generally does not know, the ultimate selling price of the prepaid cards sold by the distributors, and therefore, net proceeds from the distributors form the basis of revenue recognition.

Third party payment processors. The customers can also subscribe to the Group’s premium service directly through its website and the billings are handled by third party payment processors. Under these circumstances, the Group has the primary responsibility for fulfilment and acceptability and recognizes the revenue on a gross basis. The amounts attributed to third party payment processors are recognized as costs of revenue.

Other services revenues

Other services revenues are derived principally from fees paid by third party business partners for referring customers to them and providing technology development service. The Group recognizes referral revenue when the referral occurs and the technology development revenue when the performance is completed.

l) Cost of revenues

Cost of revenues primarily consists of customer acquisition cost paid to third party business partners based on number of end users referred by them, which are expensed when earned by third party business partners, fees paid to the handset makers for them to preload the Group’s software, fees paid to or retained by SPs and third party payment processors for their services relating to the billing of the Group’s premium mobile Internet services revenues, and staff costs of those departments directly involved in providing premium mobile Internet services and other services.

m) Advertising costs

Advertising costs are expensed as incurred. Included in selling and marketing expense are advertising costs of US$1,761, US$1,781 and US$2,929 for the years ended December 31, 2009, 2010 and 2011, respectively.

n) Research and development

Research and development related expenses consist primarily of payroll-related expenses. Costs incurred for the development of mobile security and productivity software prior to the establishment of technological feasibility are expensed when incurred. Once the software has reached technological feasibility with a proven ability to operate in the market, all subsequent software development costs are capitalized until that software is marketed. Technical feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and software design documentation. The costs incurred for development of software have not been capitalized because the period after the date technical feasibility is reached and the time when the software is marketed is short historically and the development cost incurred in the period are insignificant. The Group capitalizes certain costs relating to software developed to meet its internal requirements and for which there are no substantive plans to market the software. As software development costs that qualified for capitalization were insignificant, all software development costs have been expensed when incurred for the years ended December 31, 2009, 2010 and 2011.

o) Operating lease

Leases where substantially all the risks and rewards of ownership of the assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statements of operations on a straight line basis over the lease periods.

p) Other income

Other income mainly consists of government subsidies and income derived from American Depositary Receipt (“ADR”) arrangements entered into between the Company and an ADR depositary bank (“DB”) in February 2011.

Government subsidies are originally deferred when received upfront. The subsidies are recognized as other income in the period when the Group has met all of the conditions attached to the subsidies. During the years ended December 31, 2009, 2010 and 2011, the Group recorded other income for cash subsidies received from the PRC government of US$0, US$148 and US$155, respectively. As of December 31, 2010 and 2011, there was no deferral relating to cash subsidy received from the PRC government.

According to the ADR arrangements, the Company will have the right to receive series of reimbursements after the closing of Initial Public Offering (“IPO”) over the five-year term as a return of using DB’s services. Total fixed monetary reimbursements over the terms of this arrangement amounted to US$2.3 million. All the reimbursements are subject to the compliance of the Company on all term of the contracts, including the non-existence of default conditions stipulated in the contracts. The Company performed detailed assessments over such conditions and deemed these conditions remote as of December 31, 2011. Total reimbursements are recognized evenly over the contract term as other income. For the year ended December 31, 2011, the Group recorded other income of US$306.

q) Employee benefits

Full-time employees of the Group in mainland China are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a PRC government-mandated multi-employer defined contribution plan. The Group is required to accrue for these benefits based on certain percentages of the employees’ salaries. The Group is required to make contributions to the plans out of the amounts accrued. The PRC government is responsible for the medical benefits and the pension liability to be paid to these employees and the Group’s obligations are limited to the amounts contributed.

The Group recorded employee benefit expenses of US$500, US$829 and US$1,250 for the years ended December 31, 2009, 2010 and 2011, respectively.

r) Share-based compensation

The Group grants share options to its selected employees, directors and non-employees. Awards granted to employees are measured at the grant date based on the fair value of the award and are recognized as an expense using graded vesting method, net of estimated forfeitures, over the requisite service period, which is generally the vesting period.

Awards granted to non-employees are measured at fair value at the earlier of the commitment date or the date the services are completed. Awards are remeasured at each reporting date using the fair value as at each period end until the measurement date, generally when the services are rendered and awards are vested. Changes in fair value between interim reporting dates are attributed consistent with the method used in recognizing the original compensation costs.

Binomial option-pricing model is adopted to measure the value of awards. The determination of fair value is affected by the share price as well as assumptions relating to a number of complex and subjective variables, including but not limited to the expected share price volatility, actual and projected employee and non-employee share option exercise behaviour, risk-free interest rates and expected dividends. The use of Binomial option-pricing model requires extensive actual employee and non-employee exercise behaviour data for the relative probability estimation purpose, and a number of complex assumptions.

Forfeiture rates are estimated at the time of grant and are revised in subsequent periods if actual forfeitures differ from those estimates.

s) Non-controlling interest

Non-controlling interest represents the equity interest in subsidiaries that is not attributable, either directly or indirectly, to the Company’s shares in such subsidiaries. The non-controlling interest is presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Non-controlling interest in the results of the Company is presented on the face of the consolidated statements of operations as an allocation of the total profit or loss for the periods between non-controlling shareholders and the shareholders of the Company.

t) Income tax

Current income tax is provided on the basis of income for financial reporting purpose, adjusted for income and expense items which are not assessable or deductible for income tax purpose, in accordance with the regulations of the relevant tax jurisdictions. Deferred income tax is accounted for using the liability approach which requires the recognition of income tax payable or refundable for the current year and deferred income tax liabilities and assets for the future tax consequences of events that have been recognized in the Group’s financial statements or tax returns. Deferred income tax is determined based on the differences between the financial reporting and tax basis of assets and liabilities and is measured using the currently enacted income tax rates and laws. The effect on deferred income tax assets and liabilities of a change in income tax rates is recognized in the consolidated statements of operations in the period when such changes are enacted. A valuation allowance is provided to reduce the carrying amounts of deferred income tax assets if it is considered more likely than not that a portion or all of the deferred income tax assets will not be realized.

Uncertain tax position

The Group adopted the guidance on accounting for uncertainty in income tax on January 1, 2008. The guidance prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance was also provided on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income tax in interim periods and related tax disclosures. Significant judgments are required in evaluating the Group’s uncertain tax positions and determining its provision for income tax. The Group did not have any interest and penalties associated with tax positions for the years ended December 31, 2009, 2010 and 2011. As of December 31, 2010 and 2011, the Group did not have any significant unrecognized uncertain tax positions.

u) Statutory reserve

The Company’s PRC subsidiary, VIE and the VIE’s subsidiary in China are required to make appropriations to certain non-distributable reserve funds.

In accordance with the laws applicable to China’s Foreign Investment Enterprises, the Company’s subsidiaries that are foreign investment enterprises in China have to make appropriations from their after-tax profit (determined under the Accounting Standards for Business Enterprises promulgated by the Ministry of Finance of the People’s Republic of China (“PRC GAAP”)) to reserve funds including (i) general reserve fund; (ii) enterprise expansion fund; and (iii) staff bonus and welfare fund. The appropriation to the general reserve fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective companies. Appropriations to the other two reserve funds are subject to discretion of respective companies.

In accordance with China Company Laws, the Company’s PRC subsidiary, VIE and the VIE’s subsidiary that are domestic companies, must make appropriations from their after-tax profit (determined under PRC GAAP) to non-distributable reserve funds including (i) statutory surplus funds; and (ii) discretionary surplus fund. The appropriation to the statutory surplus fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the surplus fund has reached 50% of the registered capital of the respective companies. Appropriation to the discretionary surplus fund is made at the discretion of respective companies.

The use of the general reserve fund, statutory surplus fund and discretionary surplus fund are restricted to the offsetting of losses or increase of registered capital of the respective companies. These reserves are not allowed to be transferred to the Company in any forms of cash dividends, loans or advances, nor can they be distributed except under liquidation.

The Group has made no appropriations to general reserve fund, statutory surplus fund and other reserve funds for the years ended December 31, 2009, 2010 and 2011 as they were in loss position.

v) Earnings/ (Loss) per share

Basic earnings/ (loss) per share is computed by dividing net income/ (loss) attributable to holders of common shares by the weighted average number of common shares outstanding during the year using the two-class method. Under the two-class method, net income/(loss) is allocated between common shares and other participating securities based on their participating rights. Diluted earnings/ (loss) per share is calculated by dividing net income/(loss) attributable to common shareholders adjusted for the effect of dilutive common share equivalents, if any, by the weighted average number of common and dilutive common share equivalents outstanding during the period. Dilutive common share equivalents consist of restricted shares issuable upon the exercise of stock options (using the treasury stock method) and conversion of convertible preferred shares (using the if-converted method). Common share equivalents are not included in the denominator of the diluted earnings/(loss) per share calculation when inclusion of such shares were anti-dilutive, such as in a period in which a net loss is recorded.

w) Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, stockholder, or a related corporation.

x) Comprehensive income

Comprehensive income is defined as the change in equity of the Group during a period from transactions and other events and circumstances excluding those resulting from investments by and distributions to shareholders. Accumulated other comprehensive income/ (loss), as presented on the accompanying consolidated balance sheets, consists of cumulative foreign currency translation adjustment and unrealized gain or loss from available-for-sale investments.

y) Segment reporting

Operating segments are defined as components of an enterprise engaging in business activities about which separate financial information is available that is evaluated regularly by the Group’s chief operating decision-maker, the Chief Executive Officer, in deciding how to allocate resources and assess performance. The Group has internal reporting that does not distinguish between markets or segments as a whole. Hence, the Group has only one operating segment.

The Group generates its revenues from customers in the PRC and overseas. Net revenues from customers in the PRC were US$4,156, US$11,484 and US$23,017 for the years ended December 31, 2009, 2010 and 2011, respectively. Net revenues from its overseas customers were US$1,108, US$6,211 and US$17,654 for the years ended December 31, 2009, 2010 and 2011, respectively.

Substantially all the Group’s long-lived assets are located in PRC.

z) Fair value measurement

Fair value reflects the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and consider assumptions that market participants would use when pricing the asset or liability.

The Group applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. There are three levels of inputs that may be used to measure fair value:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Financial assets and liabilities measured and recognized at fair value on a recurring basis and classified under the appropriate levels of the fair value hierarchy described above were as follows:

		Fair Value Measurements at Reporting Date Using
	Total Fair Value on Balance Sheets	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	US$	US$	US$	US$
As of December 31, 2010
Cash and cash equivalents	17,966	17,966	—	—
Term deposits	11,279	11,279	—	—

As of December 31, 2011
Cash and cash equivalents	69,510	69,510	—	—
Term deposits	58,563	58,563	—	—

aa) Recently issued accounting standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This results in common fair value measurement and disclosure requirements in US GAAP and International Financial Reporting Standards. Including which, the amendments clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements, such as the application of the highest and best use and valuation premise concepts being only relevant when measuring the fair value of nonfinancial assets and are not relevant when measuring the fair value of financial assets or of liabilities. The amendments also change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. This update is to be applied prospectively for public entities during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted.

The Group will adopt this amendment at the beginning of 2012 but expects no significant impact on the consolidated financial statements of the Group.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This amendment eliminates the option for presenting components of other comprehensive income as part of the statement of changes in stockholders’ equity. It allows the entity in presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in a two separate but consecutive statements. In addition, ASU 2011-05 also required an entity to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented (the “Reclassification Presentation”). The amendments in ASU 2011-05 are to be applied retrospectively for public entities for fiscal years, and interim periods within those years, beginning December 15, 2011. Early adoption is permitted.

In December 2011, as a result of concerns raised by certain stakeholders on the presentation of Reclassification Presentation, the FASB issued ASU 2011-12 Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 suspending the Reclassification Presentation requirements. All entities should continue to report reclassification out of accumulated other comprehensive income consistent with the presentation requirements in effect before ASU 2011-05. All other requirements in ASU 2011-05 continue to be effective and not affected. ASU 2011-12 contains the same effective date as that of ASU 2011-05.

The Group will adopt the amendment in ASU 2011-05 with the exception stipulated in ASU 2011-12 at the beginning of January 1, 2012 but expects no significant impact on the consolidated financial statements of the Group.

Concentration and Risks	12 Months Ended
Dec. 31, 2011
Concentration and Risks [Abstract]
Concentration and Risks

3. CONCENTRATION AND RISKS

a) Credit risks

Financial instruments that potentially expose the Group to concentrations of credit risk primarily consist of cash and cash equivalents, term deposits, available-for-sale investments, accounts receivables and other receivables. As of December 31, 2010 and 2011, a majority of the Group’s cash and cash equivalents and term deposits were held by financial institutions located in the PRC that management believes are of high-credit ratings and quality.

b) Concentration of risks

The Group collects premium mobile Internet services revenues from end users through wireless carriers, SPs and independent distributors. The top 10 of these intermediaries accounted for 91%, 87% and 93% of the total net revenues for the years ended December 31, 2009, 2010 and 2011, respectively.

The following table summarizes the percentage of the Group’s revenues from Tianjin Yidatong Technology Development Co., Ltd. (“Yidatong”), wireless carriers, other SPs or independent distributors with over 10% of total net revenues:

	For the Years Ended December 31,
	2009	2010	2011
Yidatong	20%	21%	26%
A	48%	10%	1%
D	2%	10%	13%
F	0%	10%	10%

The following table summarizes the percentage of the Group’s accounts receivables due from Yidatong, wireless carriers, other SPs or independent distributors with over 10% of total accounts receivables:

	As of December 31,
	2010	2011
Yidatong	19%	20%
C	11%	4%
D	14%	23%
E	11%	12%

c) Foreign currency risk

The Group conducts its business in both the PRC and overseas. A majority of the Group’s operating transactions are denominated in RMB and a significant portion of the Group’s assets and liabilities is denominated in RMB. RMB is not freely convertible into foreign currencies. The value of the RMB is subject to changes based on the PRC central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the companies in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

d) PRC Regulations

The Chinese market in which the Group operates exposes the Company to certain macro-economic and regulatory risks and uncertainties. These uncertainties extend to the ability of the Group to provide mobile Internet services through contractual arrangements in the PRC since this industry remains highly regulated. The Chinese government may issue from time to time new laws or new interpretations on existing laws to regulate this industry. Regulatory risk also encompasses the interpretation by the tax authorities of current tax laws, the status of properties leased for our operations and the Group’s legal structure and scope of operations in the PRC, which could be subject to further restrictions resulting in limitations on the Company’s ability to conduct business in the PRC.

The relevant regulatory authorities would have broad discretion in interpreting applicable laws and regulations. If the PRC government determines that the Group does not comply with applicable laws and regulations, it could revoke the Group’s business and operating licenses, require the Group to discontinue or restrict its operations, restrict its right to collect revenues, block its website, impose additional conditions or requirements with which the Group may not be able to comply, or take other regulatory or enforcement actions against the Group that could be harmful to its business. The PRC government may also require the Group to restructure the Group’s operations entirely if it considers that its contractual arrangements do not comply with applicable laws and regulations. It is unclear how a restructuring could impact the Group’s business and operating results, as the PRC government is yet to find any such contractual arrangements to be in non-compliance. However, any such restructuring may cause significant disruption to the Group’s business operations. In addition, if the imposition of any of these penalties causes the Company to lose the rights to direct the activities of the VIE and its subsidiary or the right to receive their economic benefits, this may result in the Group being unable to control, and hence unable to consolidate, the VIE and its subsidiary.

Available-for-Sale Investments	12 Months Ended
Dec. 31, 2011
Available-for-Sale Investments [Abstract]
Available-for-Sale Investments

4. AVAILABLE-FOR-SALE INVESTMENTS

Available-for-sale investments consist principally of open ended investment funds and RMB financial products issued by banks and major financial institutions.

The Group recorded realized gains/(losses) of US$47, US$(102) and US$29 for the years ended December 31, 2009, 2010 and 2011, respectively. There was no unrealized gain / (loss) recorded as of December 31, 2010 and 2011 since all such investments were disposed during the years.

Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses and Other Current Assets [Abstract]
Prepaid Expenses and Other Current Assets

5. PREPAID EXPENSES AND OTHER CURRENT ASSETS

	December 31,
	2010	2011
	US$	US$
Receivable from a preferred shareholder (Note 13)	2,200	—
Advances to Yidatong	2,154	—
Housing loans to employees (Note 18)	178	124
Advances to employees for business expenses	35	288
Deposits to suppliers	332	1,209
IPO related professional expenses	277	—
ADR reimbursements	—	214
Prepaid customer acquisition costs to Beijing Feiliu (Note 17)	—	689
Interest receivables	53	648
Receivables in connection with exercise of options	—	3,166
Share subscription monies receivables	—	354
Others	56	114

Total	5,285	6,806

Property and Equipment, Net	12 Months Ended
Dec. 31, 2011
Property and Equipment, Net [Abstract]
Property and Equipment, Net

6. PROPERTY AND EQUIPMENT, NET

	December 31,
	2010	2011
	US$	US$
Computer equipment	807	1,129
Leasehold improvements	594	624
Electronic equipment	148	261
Office equipment	142	189
Motor vehicles	—	50

Total	1,691	2,253
Less: accumulated depreciation	(710)	(1,175)

Property and equipment, net	981	1,078

The depreciation expense for property and equipment was US$245, US$346 and US$465 for the years ended December 31, 2009, 2010 and 2011, respectively.

Intangible Asset, Net	12 Months Ended
Dec. 31, 2011
Intangible Asset, Net [Abstract]
Intangible Asset, Net

7. INTANGIBLE ASSET, NET

	2010	2011
	US$	US$
Software	299	338
Domain name use right	—	1,550

Total	299	1,888
Less: Accumulated amortization	(166)	(298)

Acquired intangible assets, net	133	1,590

Software is amortized over five years on average in general. The amortization expense for acquired intangible assets was US$48, US$56 and US$132 for the years ended December 31, 2009, 2010 and 2011, respectively.

In July 2011, the Company purchased a domain name NQ.com from a third party (the “Licensor”) with a consideration of US$1,550. The Company has been granted an exclusive license for the use of the domain name for ten years from July 2011 to July 2021. Unless renewed, upon the expiration or earlier termination of this agreement, the Licensor shall have the right to license the domain name to any other party as the Licensor desires. However, if the Licensor intends to transfer the domain name to another party, the Licensor must first offer the domain name to the Company for purchase. If the Company decides not to purchase the domain name, Licensor may then transfer the domain name to a third party. The Company amortized the domain name using the straight-line method over the estimated useful lives of the domain name of ten years as set out in the contract terms. The amortization expense for acquired domain name use right was US$78 for the year ended December 31, 2011.

The estimated amortization expense for the intangible assets above for each of the next five years and beyond is as follows:

Amount
US$
For the year ending
2012	200
2013	195
2014	171
2015	168
2016	159
2017 and thereafter	697

Total	1,590

Other Non-Current Assets	12 Months Ended
Dec. 31, 2011
Other Non-Current Assets [Abstract]
Other Non-Current Assets	8. OTHER NON-CURRENT ASSETS

	December 31,
	2010	2011
	US$	US$
Prepaid customer acquisition costs to Beijing Feiliu (Note 17)	1,247	—
Housing loans to employees (Note 18)	420	374

Total	1,667	374

Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued Expenses and Other Current Liabilities

9. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	December 31,
	2010	2011
	US$	US$
Salaries and social welfare payables	674	1,109
Other taxes payables	440	1,031
Rental payables	150	211
Accrued legal and professional expenses	500	790
Accrued traveling and entertainment expenses	28	164
Others	150	351

Total	1,942	3,656

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Share-Based Compensation

10. SHARE-BASED COMPENSATION

On June 7, 2007, the Board of Directors of the Company passed a resolution to adopt the 2007 Global Share Plan (the “2007 Share Plan”) that provides for the granting of options to selected employees, directors and non-employee consultants to acquire common shares of the Company at exercise prices determined by the Board or the administrator appointed by the Board at the time of grant. Upon this resolution, the Board of Directors and shareholders authorized and reserved 10,000,000 common shares for the issuance under the 2007 Share Plan. On December 15, 2007, the Board of Directors passed a resolution to increase the number of shares reserved for issuance under the Plan to 21,176,471 common shares. On April 26, 2010, December 15, 2010 and February 28, 2011, the Board of Director of the Company passed resolutions to increase the number of shares reserved for issuance under the 2007 Share Plan to 26,415,442, 36,415,442 and 44,415,442 common shares, respectively.

On March 15, 2011, the Board of Directors of the Company passed a resolution to adopt the 2011 Share Incentive Plan (the “2011 Share Plan”) that provides for the granting of options, restricted shares or restricted share units (collectively the “Awards”) to selected employees, directors, and non-employee consultants to acquire common shares of the Company. The exercise prices of the options are determined by the Board or the administrator appointed by the Board at the time of grant. Upon this resolution, the Board of Directors and shareholders authorized and reserved 13,000,000 common shares for the issuance under the 2011 Share Plan. The Company may grant Awards that entitle holders to up to 13 million shares (the “Authorized Grant Pool”). For every year thereafter, starting in 2012, the Company may add up to a certain number of shares to the Authorized Grant Pool (the “Annual Increase Amount”). The Annual Increase Amount is defined as 13 million minus the shares underlying all awards granted in the previous year that are still outstanding.

All Company’s Awards will be exercisable only if Award holder continues employment or non-employee consultant provides service through each vesting date. Granted Awards follow any of the four vesting schedules (“Schedule I”, “Schedule II”, “Schedule III” and “Schedule IV”) below:

Schedule I:

1.	25% of the Awards will become vested on the first-year anniversary of the vesting commencement date;

2.	1/48 of the Awards will become vested each month on the same day of the month as the vesting commencement date over a three-year period thereafter, until fully vested (4 years) or vesting terminates pursuant to terms of the 2007 Share Plan or 2011 Share Plan

Schedule II:

1.	100% of the Awards will become vested on the first-year anniversary of the vesting commencement date.

Schedule III:

1.	100% of the Awards will become vested when granted and not subject to any vesting terms.

Schedule IV:

1.	25% of the Awards will become vested on the first-year anniversary of the vesting commencement date;

2.	1/60 of the Awards will become vested each month on the same day of the month as the vesting commencement date over a five-year period thereafter, until fully vested (6 years) or vesting terminates pursuant to terms of the 2007 Share Plan

All option awards will generally expire in 10 years from respective grant dates.

Option Modifications

On November 8, 2010, the Board of Directors approved a modification to the terms of all options issued to 69 non-employee consultants to accelerate their vesting on that date. The modification was at the sole discretion of the Company and was carried out based on the fulfilment of service commitment made by these non-employee consultants. As a result of this modification, the Company recognized all remaining unrecognised compensation expense of US$2,452 related to the modified options for the year ended December 31, 2010.

On February 28, 2011, the Board of Directors approved another modification to the terms of all options issued to 51 employees and 70 non-employee consultants to accelerate their vesting on that date. The modification was at the sole discretion of the Company and was carried out to incentivize the employees and based on the fulfillment of service commitment made by non-employee consultants, respectively. As a result of this modification, the Company recognized all remaining unrecognised compensation expense of US$285 related to modified options for the year ended December 31, 2011.

a.	Share-based Compensation to One Executive Officer Contingent upon IPO

On December 15, 2010 and March 15, 2011, the Company agreed to grant 499,117 and 90,883 options respectively to one of its executive officers. As all the criteria for establishing grant date were met, the fair value of share-based compensation to be recognized for these options is measured on respective dates. At the same time, if the Company undertakes any additional equity financing before its IPO, it would issue additional options with the same terms to the executive officer so that total number of options granted would be equal to not less than 1% of the total shares, on a fully-diluted basis, outstanding on the date immediately preceding the closing of the Company’s IPO. These options contingent upon IPO were immediately and fully vested upon the closing of the Company’s IPO. The Company has completed its IPO on May 5, 2011, compensation expense of US$798 was recognized relating to these options contingent upon IPO for the year ended December 31, 2011 and there was no unrecognized compensation expense relating to these options as of December 31, 2011.

b.	Share-based Compensation to a Significant Business Partner

On November 2, 2011, the Company agreed to grant 1,000,000 options to one of its significant business partners. These options were immediately and fully vested when granted. As all the criteria for establishing grant date were met, the fair value of share-based compensation to be recognized for these options is measured on the grant date. Compensation expense of US$833 was recognized relating to these options for the year ended December 31, 2011 and there was no unrecognized compensation expense relating to these options as of December 31, 2011.

The Company also agreed to grant up to 5,000,000 performance related options to this business partner upon achieving certain revenue targets or successfully bringing in a strategic operator set forth in the agreement. The Group continuously performed assessment on the granting criteria and considered none of these performance-related criteria been met or expected to be met as of December 31, 2011, no related compensation expense was recognised.

As of December 31, 2010 and 2011, Awards available for future grants amounted to 994,825 and 2,970,500 common shares, respectively.

Options

The following tables summarize the Group’s share option activities for the years ended December 31, 2009, 2010 and 2011:

Granted to Employees	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Average Intrinsic Value
		US$		US$
Outstanding as of December 31, 2008	9,264,500	0.11	8.86	686

Options granted	3,268,500	0.25	—	—
Options forfeited or cancelled	(50,000)	0.07	—	—

Outstanding as of December 31, 2009	12,483,000	0.15	8.27	2,018

Options granted	12,184,000	0.25	—	—
Options granted contingent upon IPO	499,117	0.40	—	—
Options forfeited or cancelled	(120,500)	0.22	—	—

Outstanding as of December 31, 2010	25,045,617	0.20	8.58	33,775

Options granted	15,657,942	1.24	—	—
Options granted contingent upon IPO	90,883	0.40	—	—
Options exercised	(16,217,250)	0.14	—	—
Options forfeited or cancelled	(881,590)	0.53	—	—

Outstanding as of December 31, 2011	23,695,602	0.92	8.88	3,194

Vested and exercisable as of December 31, 2009	6,832,583	0.09	7.83	1,455
Vested and exercisable as of December 31, 2010	15,169,521	0.10	8.10	21,996
Vested and exercisable as of December 31, 2011	4,208,831	0.27	7.42	3,316

Granted to Non-Employees	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Average Intrinsic Value
		US$		US$
Outstanding as of December 31, 2008	6,155,000	0.17	9.03	76

Options granted	2,440,000	0.25	—	—

Outstanding as of December 31, 2009	8,595,000	0.19	8.39	985

Options granted	1,780,000	0.40	—	—

Outstanding as of December 31, 2010	10,375,000	0.23	6.12	13,716

Options granted	2,337,500	0.93	—	—
Options exercised	(10,375,000)	0.23	—	—

Outstanding as of December 31, 2011	2,337,500	0.93	9.92	283

Vested and exercisable as of December 31, 2009	3,066,771	0.16	7.96	463
Vested and exercisable as of December 31, 2010	10,375,000	0.23	6.12	13,716
Vested and exercisable as of December 31, 2011	1,000,000	0.91	9.84	144

Management is responsible for determining the fair value of options and restricted shares granted to employees and non-employees and considered a number of factors including valuations.

As disclosed in Notes 2(r), the Group’s share-based compensation cost is measured at the fair value of the award as calculated under the Binomial option-pricing model. Assumptions used in the Binomial option-pricing model are presented below:

Granted to Employees	2009		2010		2011
Average risk-free interest rate		4.54%		3.92%		3.65%
Exercise Multiple		2.00		2.00		2.62
Expected Forfeiture Rate (Post-vesting)		2.00%		0.59%		0.75%
Weighted average expected option life		10 years		10 years		10 years
Volatility rate		72%		75%		72%
Dividend yield		0%		0%		0%
Share price	US$	0.245	US$	1.236	US$	1.622

Granted to Non-Employees	2009		2010		2011
Average risk-free interest rate		4.20%		3.41%		2.70%
Exercise Multiple		2.28		2.17		N/A
Expected Forfeiture Rate (Post-vesting)		—		—		—
Weighted average expected option life		10 years		10 years		10 years
Volatility rate		70%		65%		67%
Dividend yield		0%		0%		0%
Share price	US$	0.265	US$	0.648	US$	1.001

The Group estimated the risk free rates based on the yield to maturity of China government bonds denominated in US$ as at the option respective valuation dates. Exercise multiple is estimated as the ratio of fair value of stock over the exercise price as at the time the option is exercised, based on a consideration of research study regarding exercise pattern based on historical statistical data. Multiples of 2 to 3 were used for the options granted in valuation analysis. Life of the stock options is the contract life of the option. Based on the option agreement, the contract life of the option is 10 years. The expected volatility at the date of grant date and each option valuation date was estimated based on historical volatility of comparable companies for the period before the grant date with length commensurate with the expected term of the options. The Group has no history or expectation of paying dividends on its common shares. The Group estimated the fair value of the common shares using the income approach or market approach when valuing options granted before IPO while closing prices of the Company’s publicly traded shares were adopted when valuing options granted in post-IPO period.

The Group estimated the forfeiture rate to be 0%-3% for share options granted as of December 31, 2011.

The Group recorded options related share-based compensation expenses of US$889, US$12,502 and US$9,874 for the years ended December 31, 2009, 2010 and 2011, respectively, attributed using grade-vesting method over the requisite service period. As mentioned above, the Group also recorded related share-based compensation expense of US$798 for options granted to an executive upon the completion of IPO during this year. Total fair values of options vested are US$195, US$8,468 and US$2,736, for employees and US$340, US$3,105 and US$833 for non-employees during the years ended December 31, 2009, 2010 and 2011, respectively. Weighted average grant date fair values per option are US$0.1441, US$0.9854 and US$1.1021 for the years ended December 31, 2009, 2010 and 2011, respectively. The Group did not capitalize any of the share-based compensation expenses as part of the cost of any asset for the years ended December 31, 2009, 2010 and 2011.

As of December 31, 2010 and 2011, there was US$5,855 and US$15,741, respectively, of total unrecognized compensation expense related to non-vested share-based compensation arrangements under the 2007 Share Plan and 2011 Share Plan. Those costs are expected to be recognized over a weighted-average period of 1.97 years, 2.74 years and 3.10 years, respectively.

Restricted Shares

On May 6, 2011, the Group granted a number of restricted shares of the Company with a value of US$1,806 (the “Restricted Shares”) to one of its executive officers of NQ US as his signing incentives. The value of the Restricted Shares was calculated based on their grant date fair values. These Restricted Shares are subject to transfer restrictions with a vesting period of four years since the grant date and were valued at their estimated fair value on the date of the award. These shares were included in the Company’s 2011 Share Plan. As all the criteria for establishing grant date were met, the fair value of share-based compensation to be recognized for these Restricted Shares is measured on the grant date. Compensation expense of US$621 was recognized relating to the Restricted Shares for the year ended December 31, 2011 and unrecognized compensation expense relating to these Restricted Shares amounted to US$1,185 as of December 31, 2011.

The Group also agreed to award additional number of restricted shares of the Company with a value of US$250 for each contract executed with certain specific customers. The terms of each grant shall provide for full vesting on the second anniversary of the grant date based upon 1/24 vesting each month. The Group continuously performed assessments on the granting criteria and considered none of these performance-related criteria been met or expected to be met as of December 31, 2011, no related compensation expense was recognized.

The summary of Restricted Share activities as of December 31, 2011 and changes during the year is presented below:

	Number of shares	Fair value per share at grant date US$
Unvested as of January 1, 2011	—	—
Granted	1,075,000	1.6800
Vested	—	—

Unvested as of December 31 , 2011	1,075,000	1.6800

Expected to vest thereafter	1,075,000	1.6800

Taxation	12 Months Ended
Dec. 31, 2011
Taxation [Abstract]
Taxation

11. TAXATION

a) Business tax (“BT”) and related surcharges

The Group’s PRC operations are subject to BT at the rate of 3% or 5%, for premium mobile Internet services, and 5% for other services. Related surcharges are 10% of BT. BT and the related surcharges are recognized when the revenue is earned.

b) Income taxes

Cayman Islands

Under the common tax laws of the Cayman Islands, the Company is not subject to tax on its income, or capital gains, in addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to Hong Kong profit tax at a rate at 16.5% since the beginning of 2008.

United States

NQ US is subject to a 34% federal corporate income tax rate and, under certain circumstances, subject to certain state income tax in the United States. There was no significant operations of NQ US for the years ended December 31, 2010 and 2011.

Taiwan

The Group’s subsidiary established in Taiwan does not have significant operations since their inception during the year ended December 31, 2011.

Mainland China

On March 16, 2007, the National People’s Congress adopted the new Corporate Enterprise Income Tax Law (the “New CIT Law”), which became effective from January 1, 2008 and replaced the previous separate income tax laws for domestic enterprises and foreign-invested enterprises by adopting a uniform income tax rate of 25%. Preferential tax treatments continue to be granted to entities that are qualified as “high and new technology enterprises strongly supported by the State”, or conducted business in encouraged sectors. An enterprise qualified as a “high and new technology enterprise” is entitled to a preferential income tax rate of 15%.

On August 3, 2005, the State Bureau of Taxation adopted the preferential tax treatments for the entities obtained the software enterprise qualification, after the New CIT Law became effective, entities qualifying software enterprise continued to be entitled to 2 years tax exemption from the first profitable year followed by 3 years preferential tax rate of 12.5% reduction in corporate income tax.

In addition, under the New CIT Law, dividends, interests, rent, royalties and gains on transfers of property payable by a foreign-invested enterprise in the PRC to its foreign investor who is a non-resident enterprise will be subject to withholding tax, unless such non-resident enterprise’s jurisdiction of incorporation has a tax treaty with the PRC that provides for a reduced rate of withholding tax. The withholding tax rate is 5% for the parent company in Hong Kong if the parent company is the beneficial owner of the dividend and approved by the PRC tax authority to enjoy the preferential tax benefit. The withholding tax rate is 10% for the parent company incorporated in other countries which do not have any tax treaty with the PRC. Such a withholding tax imposed on the dividend income received from the Company’s PRC entities will reduce the Company’s net income. On February 22, 2008, the Ministry of Finance and State Tax Bureau jointly issued a circular which stated that for foreign invested enterprises, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors.

The Company’s PRC entities CIT rate was as follows:

Beijing Technology was qualified as a high and new technology enterprise under the New CIT Law and it has successfully renewed this status in late 2011 which enabled it enjoying preferential income tax treatment for another 3 years up to 2013. Accordingly, it was subject to a rate of 7.5% from 2008 to 2010, and a rate of 15% thereafter so long as it continues to qualify as a high and new technology enterprise. The CIT rate was approved by Beijing Haidian District State Tax Bureau as a transitional treatment to allow the Beijing Technology to continue to enjoy its unexpired tax holiday provided by the previous income tax laws and rules. Beijing Technology paid CIT of US$27, US$0 and US$16 for the years ended December 31, 2009, 2010 and 2011, respectively.

NetQin Beijing was qualified as a software enterprise under the New CIT Law, which was entitled to enjoy preferential income tax treatment of income tax exemption for the first two years when it became profitable, followed by three years preferential income tax rate of 12.5% up to 2015. Accordingly, it was subject to zero income tax rate from 2011 to 2012, and a rate of 12.5% from 2013 to 2015. The CIT rate was approved by Beijing Haidian District State Tax Bureau as a software enterprise to allow the NetQin Beijing to enjoy its tax holiday provided by previous income tax laws and rules. Therefore, NetQin Beijing was not required pay any income tax for the years ended December 31, 2009, 2010 and 2011.

NetQin Beijing, was subject to the prevailing income tax rate of 25% on taxable income for the years ended 2009 and 2010.

Fuzhou NetQin was subject to a prevailing income tax rate of 25%.

The New CIT Law also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementation Rules of the New CIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its operations outside the PRC should be considered a resident enterprise for PRC income tax purposes. However, due to limited guidance and implementation history of the New CIT Law, should the Company be treated as a resident enterprise for PRC income tax purposes, the Company will be subject to PRC income tax on worldwide income at a uniform income tax rate of 25% retroactive to January 1, 2008.

Composition of income tax expense

The current and deferred portions of income tax expense included in the Group’s consolidated statements of operations are as follows:

	For the Years Ended December 31,
	2009	2010	2011
	US$	US$	US$
Current income tax expense	—	218	96
Deferred income tax expense/(benefit)	—	183	(91)
Withholding tax expense	—	—	92

Income tax expense	—	401	97

Reconciliation between the PRC statutory CIT rate of 25% for 2009, 2010 and 2011 and the Company’s effective tax rate is as follows:

	For the Years Ended December 31,
	2009	2010	2011
Statutory EIT rate	(25.0)%	(25.0)%	(25.0)%
Effect of tax holidays	—	(4.6)%	25.4%
Effect of tax-exempted entity	5.0%	26.4%	(5.3)%
Effect of change in valuation allowance	17.7%	5.7%	5.3%
Withholding tax expense	—	—	(0.9)%
Other permanent book-tax differences	2.3%	1.8%	(0.4)%

Effective income tax rate	0.0%	4.3%	(0.9)%

The combined effects of the income tax expense exemption and reduction available to us are as follows:

	For the Years Ended December 31,
	2009	2010	2011
	US$	US$	US$
Tax holiday effect	—	(434)	(2,624)
Per share effect, basic	—	(0.009)	(0.015)
Per share effect, diluted	—	(0.009)	(0.014)

Deferred income tax

Deferred income tax was measured using the enacted income tax rates for the periods in which they are expected to be reversed. Significant components of the Group’s deferred income tax assets and liabilities consist of as follows:

	December 31,
	2010	2011
	US$	US$
Deferred income tax assets, current
Accruals	71	74
Other differences	27	70

Total current deferred income tax assets	98	144
Less: Valuation allowance	(98)	(144)

Net current deferred income tax assets	—	—

Deferred income tax assets, non-current
Equity investment	368	232
Net operating loss carry forwards	2	757
Other differences	8	18

Total non-current deferred income tax assets	378	1,007
Less: Valuation allowance, non-current	(378)	(1,007)

Net non-current deferred income tax assets	—	—

Deferred income tax liabilities, current
Prepaid customer acquisition costs	—	103

Total current deferred income tax liabilities	—	103

Deferred income tax liabilities, non-current	—	—
Prepaid customer acquisition costs	187	—

Total non-current deferred income tax liabilities	187	—

Movement of valuation allowance

	December 31,
	2010	2011
	US$	US$
Balance at beginning of the year	440	476
Current year addition	36	675
Current year reversal	—	—

Balance at end of the year	476	1,151

The Group had net operating loss carry forwards of US$4,398 primarily attributable to Beijing Technology and Fuzhou NetQin as of December 31, 2011 which will expire on various dates from December 31, 2015 to December 31, 2016.

(Loss)/Earnings Per Share	12 Months Ended
Dec. 31, 2011
(Loss)/Earnings Per Share [Abstract]
(Loss)/Earnings Per Share

12. (LOSS)/ EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted (loss)/earnings per share indicated for the periods presented:

	For the Years Ended December 31
	2009	2010	2011
	US$	US$	US$
Numerator:
Numerator for basic (loss)/earnings per share	(6,543)	(17,053)	8121
Accretion of redeemable convertible preferred shares*	—	—	—
Beneficial conversion feature of redeemable convertible preferred shares*	—	—	89
Allocation of net income to participating preferred shareholders	—	—	100

Numerator for diluted (loss)/earnings per share	(6,543)	(17,053)	8,310

Denominator:
Weighted average number of common shares outstanding-basic	42,251,533	49,683,230	173,373,462
Dilutive effect of convertible preferred shares*	—	—	11,295,890
Dilutive effect of share options and restricted shares*	—	—	8,868,622

Weighted-average number of common shares outstanding, diluted	42,251,533	49,683,230	193,537,974

Basic net (loss)/earnings per share	(0.15)	(0.34)	0.05
Diluted net (loss)/earnings per share	(0.15)	(0.34)	0.04
Basic net (loss)/earnings per ADS**	(0.77)	(1.72)	0.23
Diluted net (loss)/earnings per ADS**	(0.77)	(1.72)	0.21

*	The potentially dilutive securities that were not included in the calculation of dilutive net (loss)/earnings per share in those periods where their inclusion would be anti-dilutive include convertible preferred shares of 68,176,471, 90,460,988 and 27,649,375, respectively, and share options and restricted shares of 14,376,793, 17,099,899 and 0, respectively, for the years ended December 31, 2009, 2010 and 2011.

**	The Company was listed on May 5, 2011 with issuance of a total of 7,750,000 American Depositary Shares (“ADSs”) at a public offering price of $11.50 per ADS. Each ADS represents five Class A common shares. The net (loss) / earnings per ADS for the years ended December 31, 2009 and 2010 were calculated using the same conversion ratio assuming the ADSs existed during these periods.

Convertible Preferred Shares	12 Months Ended
Dec. 31, 2011
Convertible Preferred Shares [Abstract]
Convertible Preferred Shares

13. CONVERTIBLE PREFERRED SHARES

On June 7, 2007 and June 22, 2007, the Company issued an aggregate of 33,250,000 Series A Convertible Preferred Shares (“Series A Preferred Shares”) for an aggregate purchase price of US$3,325, or US$0.1000 per Series A Preferred Share and incurred direct equity issuance costs of US$83.

On December 15, 2007, the Company issued 34,926,471 Series B Redeemable Convertible Preferred Shares (“Series B Preferred Shares”) for an aggregate purchase price of US$12,500 or US$0.3580 per Series B Preferred Share and incurred direct equity issuance costs of US$100.

On April 26, 2010, the Company issued 29,687,500 Series C Redeemable Convertible Preferred Shares (“Series C Preferred Shares”) for an aggregate purchase price of US$17,000 or US$0.5726 per Series C Preferred Share and incurred direct equity issuance costs of US$21.

On November 12 and December 7, 2010, the Company issued an aggregate of 16,773,301 Series C-1 Redeemable Convertible Preferred Shares (“Series C-1 Preferred Shares”) for an aggregate purchase price of US$14,120 or US$0.8418 per Series C-1 Preferred Share and incurred direct equity issuance costs of US$5.

The Series A, B, C, and C-1 Preferred Shares are collectively referred to as the “Preferred Shares”. As of December 31, 2010, Preferred Shares are comprised of the following:

Series	Issuance Date	Shares Issued and Outstanding	Issue Price per Share	Conversion Price per Share	Proceeds from Issuance, Net of Issuance Costs
			US$	US$	US$
A	June 5, 2007/June 22, 2007	33,250,000	0.1000	0.1000	3,242
B	December 15, 2007	34,926,471	0.3580	0.3850	12,400
C	April 26, 2010	29,687,500	0.5726	0.5726	16,979
C-1	November 12/December 7, 2010	16,773,301	0.8418	0.8418	14,115

		114,637,272

Among the total of 6,682,226 Series C-1 Preferred Shares issued on December 7, 2010, 2,613,560 shares were issued to an investor from Taiwan for the amount of US$2,200. The investor from Taiwan was fully committed and the shares were issued on December 7, 2010. Due to the foreign currency exchange remittance administrative procedures, a receivable of US$2,200 was recorded as other current assets as of December 31, 2010 and this receivable was subsequently paid off in January 2011.

All Preferred Shares have a par value of US$0.0001 per share. The rights, preferences and privileges of the Preferred Shares are as follows:

Conversion

Each preferred share is convertible, at the option of the majority shareholders for each class with regarding to the conversion of each class, at any time after the date of issuance of such preferred shares into such number of common shares according to a conversion ratio determined by dividing the original issuance price by the applicable conversion price. Each share of Series A, Series B, Series C and Series C-1 Preferred Share is convertible into one common share and is subject to adjustments for certain events, including but not limited to share splits and combinations, common share dividends and distributions, reorganizations, mergers, consolidations, reclassifications, exchanges, and substitutions. The conversion price is also subject to adjustment in the event the Company issues additional common shares at a price per share that is less than such conversion price. In such case, the conversion price shall be reduced to adjust for dilution.

Each preferred share is automatically be converted into common shares at the then effective applicable conversion price, upon (i) the closing of a Qualified IPO, or (ii) the written consent of holders of more than fifty percent (50%) of the outstanding Preferred Shares of each class with respect to conversion of each class. The Qualified IPO is defined as a firm commitment underwritten registered public offering by acceptable to the holders of a majority of the then outstanding holders of a majority of the then outstanding Preferred Shares holders, for each class voting as a separate class, and to the Company with aggregate offering proceeds (before deduction of fees, commissions or expenses) to the Company and selling shareholders, if any, of not less than US$40 million (or any cash proceeds of other currency of equivalent value) that reflects a market valuation of the Company of not less than US$200 million and the price per share of no less than US$1.00.

As of December 31, 2010, the Company had reserved 114,637,272 shares of common shares for the conversion of the preferred shares based on the respective conversion ratio of each class.

Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of preferred shares shall be entitled to receive an amount per share equal to 100% of the original purchase price plus all dividends accrued, or declared and unpaid. If the assets and funds distributed among the holders are insufficient to permit the payment of the full preferential amounts, then the holders of Series C Preferred Shares and Series C-1 Preferred Shares shall be entitled to be paid first out of the assets of the Company available for distribution among the shareholders, prior and in preference to any payment on all other series of preferred shares and Common Shares, followed in sequence by Series B Preferred Shares, Series A Preferred Shares, and Common Shares. After payment of the full amounts from above, the remaining assets of the Company available for distribution shall be distributed ratably among the holders of Preferred Shares and Common Shares in proportion to the number of outstanding shares held by each such holder on an as converted basis, provided that the amount of distribution or payment to each holder of Series A Preferred Shares shall not exceed 500% of the original purchase price of Series A Preferred Shares.

In the event of any consolidation, amalgamation, merger, any other reorganization including a sale or acquisition of the Common Shares, or other transaction involving the Company in which its shareholders do not retain a majority of the voting power in the surviving entity, a sale of all or substantially all the Company’s assets, termination of or making any unilateral amendments to any of the VIE agreements, and the exclusive licensing of all or substantially all of the Company’s intellectual property to a third party (“Liquidation Event”), any proceeds shall be distributed to the Preferred Share holders unless waived by majority of the Preferred Shareholders.

Redemption

Beginning on or after fourth anniversary following the issuance of the Series B Preferred Shares, at the option of a holder of the Series B Preferred Shares, the Company shall redeem all of the outstanding Series B Preferred Shares held by the requesting holder at a redemption price equal to the original purchase price of Series B Preferred Shares x (1.10) N plus all declared but unpaid dividends. “N” means a fraction the numerator of which is the number of calendar days between the original Series B issue date and the date when the Series B Preferred Shares are redeemed and the denominator of which is 365. In association of the issuance of Series C Preferred Share, the redemption commencement date for Series B Preferred Shares has been changed to be the fourth anniversary following the issuance of the Series C Preferred Shares. This is deemed to be a wealth transfer between different classes of Preferred Shares and there is no accounting treatment.

Beginning on or after fourth anniversary following the issuance of the Series C Preferred Shares, at the option of a holder of the Series C or Series C-1 Preferred Shares, the Company shall redeem all of the outstanding Series C or Series C-1 Preferred Shares held by the requesting holder at a redemption price equal to the original purchase price of Series C or Series C-1 Preferred Shares plus all declared but unpaid dividends.

Dividends

The Series C Preferred Shares shall rank pari passu with Series C-1 Preferred Shares in terms of rights to receive dividends and distributions from the Company, followed in sequence by Series B Preferred Shares, Series A Preferred Shares, and Common Shares. Each Preferred Shares holder is entitled to receive, on an annual basis, preferential, non-cumulative dividends at the rate equal to the greater of (i) 8% of the original issue price and (ii) the dividend that would be paid with respect to the Common Shares into which the Preferred Shares could be converted. Dividends shall not accumulate or accrue unless declared. No dividends on preferred and Common Shares have been declared since the inception through December 31, 2010 and up to the date of completion of IPO on May 5, 2011.

Voting Rights

The holders of Preferred Shares have voting rights equal to the number of Common Shares then issuable upon their conversion into Common Shares. Such holders of the Preferred Shares are entitled to vote on such matters at any meeting of the Company.

The Company classified the Preferred Shares in the mezzanine section of the consolidated balance sheets. The Company also recorded accretion on the Series B Preferred Shares and Series C Preferred Shares to the redemption value from respective issuance dates to respective earliest redemption dates. For the years ended December 31, 2009, 2010 and 2011, such accretion amounted to US$1,393, US$1,529 and US$533 for Series B Preferred Shares, respectively, and US$0, US$4 and US$2, respectively, for Series C Preferred Shares against additional paid-in capital.

The Company has determined that conversion and redemption features embedded in the redeemable convertible preferred shares are not required to be bifurcated and accounted for as a derivative.

No beneficial conversion feature charge was recognized for the issuance of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares as the estimated fair value of the Common Shares is less than the conversion price on the dates of issuance and at the time of the aforementioned conversion adjustment assessment.

For Series C-1 Preferred Shares, as the estimated fair value of the Common Shares is higher than the conversion price on the dates of issuance and at the time of the abovementioned conversion adjustment assessment, the excess of estimated fair value of the Common Shares and the conversion price is deemed to be the beneficial conversion feature and was allocated to additional paid-in capital from the total proceeds. Subsequently, it was immediately recognized as a deemed dividend against additional paid-in capital with the corresponding increase to the carrying value of the Series C-1 Preferred Shares because the Series C-1 Preferred Shares are convertible upon issuance for the year ended December 31, 2010.

Conversion to Common Shares upon Completion of IPO

Upon the completion of the IPO on May 5, 2011, each Preferred Share was automatically converted into one Class B common share. As a result, 114,637,272 Class B common shares were issued, and the balance of Preferred Shares was transferred to common shares and additional paid-in capital as of May 5, 2011.

Common Shares	12 Months Ended
Dec. 31, 2011
Common Shares [Abstract]
Common Shares

14. COMMON SHARES

Upon inception, the Company had 1 common share issued and outstanding to RPL. On June 5, 2007, the Company issued 54,999,999 restricted common shares to the RPL for a consideration of US$5 equal to the par value of US$0.0001. The Company is granted the right, exercisable at any time during the sixty-day period following the date on which any of Founders cease for any reason to remain in service, to repurchase from the RPL at the par value all or any portion of the shares in which the RPL has not acquired a vested interest.

50% of restricted shares were vested immediately upon the issuance, which enabled the Company effect a share split from 1 share to 27,500,000 shares to the only existing Common Shareholder. The purchase price, or the par value, was recorded as common share.

50% of restricted shares were vested in 36 equal and continuous monthly installments for each subsequent monthly period following the issuance date, provided that the Founders’ continuous service for the Company. The vesting portion for each of the Founders equals to their ownership percentage in RPL. These shares issued are determined to be share-based compensation. The Company estimated the fair value of the shares at the issuance date using the income approach. The difference between the fair value and par value is recognized as compensation expense using graded vesting method over the required service period, which is the vesting period. For the years ended December 31, 2009, 2010 and 2011, the Company recognized compensation expense of US$289, US$64 and US$0, respectively. As of December 31, 2010 and 2011, there was no restricted share that was unvested. No originally issued restricted shares were forfeited.

On June 22, 2007, in association with the issuance of Series A Preferred Shares (see Note 13), the Company repurchased 3,250,000 vested shares from RPL for a consideration of US$325 or US$0.1 per common share. The shares repurchased were retired immediately.

On December 17, 2007, in association with the issuance of Series B Preferred Shares (see Note 13), the Company repurchased 1,397,059 vested shares from RPL for a consideration of US$500 or US$0.358 per common share. The shares repurchased were retired immediately.

The common shares reserved for issuance upon conversion of the Preferred Shares and the common shares reserved for issuance upon exercise of the Awards were as follows:

	For the Years Ended December 31
	2009	2010	2011
Reserved for issuance upon conversion of the Preferred Shares (Note 13)	68,176,471	114,637,272	—
Reserved for issuance upon exercise of the Awards (Note 10)	21,176,471	36,415,442	44,537,192

On March 11, 2011, special resolutions have been passed by the Shareholders that the Company shall (i) increase and vary its authorised share capital and (ii) amend and restate its memorandum and articles of association. It was resolved that conditional and immediately upon the completion of the IPO, the authorised share capital of the Company be varied and increased (the “Variation of Capital”) as follows:

(a)	199,647,059 common shares (all of which are authorised but unissued immediately prior to the completion of the IPO) be re-designated as Class A common shares, having the rights, preferences, privileges and restrictions set out in the Sixth Amended and Restated Memorandum and Articles of Association attached hereto as Exhibit A (the “Sixth M&A”) adopted pursuant to these resolutions;

(b)	all of the issued common shares and preferred shares that are outstanding at such time be immediately and automatically converted into Class B common shares of the Company (“Class B common shares”), each of a par value of US$0.0001, on a 1:1 basis (the “Conversion”);

(c)	all of the issued and outstanding options granted by the Company pursuant to the 2007 Plan shall entitle the option holders to a number of Class B common shares equivalent to the number of common shares as originally set out in the relevant award agreement.

(d)	the authorised share capital of the Company be increased by the creation of (i) 360,352,941 Class A common shares of a nominal or par value of US$0.0001 each, to rank pari passu with all other Class A common shares, and (ii) 75,009,787 Class B common shares of a nominal or par value of US$0.0001 each, to rank pari passu with all other Class B common shares, in each case having the rights provided for under the Sixth M&A adopted pursuant to these resolutions.

Following the Variation of Capital pursuant to this resolution, the authorised share capital of the Company shall be US$80, divided into (i) 560,000,000 Class A common shares with a par value of US$0.0001 each and (ii) 240,000,000 Class B common shares with a par value of US$0.0001 each.

Holders of Class A common shares and Class B common shares have the same rights except for the following:

(a)	Holders of Class A common shares are entitled to one vote per share, while holders of Class B common shares are entitled to ten votes per share.

(b)	Each Class B common share is convertible into one Class A common share at any time by the holder thereof. Class A common shares are not convertible into Class B common shares under any circumstances.

(c)	Upon any transfer of Class B common shares by a holder thereof to any person or entity which is not an affiliate of such holder and which is not any of our founders or any affiliates of our founders, such Class B common shares shall be automatically and immediately converted into equal number of Class A common shares.

On May 5, 2011, the Company completed its IPO of a total of 7,750,000 ADS with a gross proceed of US$89,125 and the Variation of Capital described above was effective as of the same date. Immediately following the closing of the IPO, the Company had 38,750,000 outstanding Class A common shares represented by 7,750,000 ADSs and all of the Company’s 114,637,272 outstanding Preferred Shares were converted into Class B common shares immediately as of the same date.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

15. RELATED PARTY TRANSACTIONS

Except for the customer acquisition activities and financial guarantees received from RPL on housing loans to certain employees disclosed respectively in Notes 17 and 18, there was no related party transaction during the years ended December 31, 2009, 2010 and 2011, respectively.

Commitments and Contigencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contigencies

16. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Group has entered into various operating lease agreements principally for its office spaces in Mainland China, Taiwan and the United States. Rental expenses under operating leases for the years ended December 31, 2009, 2010 and 2011 were US$483, US$474 and US$743, respectively.

The future obligations for operating leases as of December 31, 2011 are as follows:

Amount
US$
For the year ending
2012	989
2013	985
2014	999
2015	1,022
Beyond 2016	1,824

Total minimum payment required	5,819

Contingencies

There were no significant legal contingencies during all periods presented.

Equity Investment in Beijing Feiliu	12 Months Ended
Dec. 31, 2011
Equity Investment in Beijing Feiliu [Abstract]
Equity Investment in Beijing Feiliu

17. EQUITY INVESTMENT IN BEIJING FEILIU

On September 1, 2010, Beijing Technology signed an agreement under which Beijing Technology paid US$2,462 to Beijing Feiliu in exchange for 1) 33% equity interest in Beijing Feiliu, and 2) the prepaid customer acquisition cost. The Group estimates separately the fair value of its equity investment and the fair value of the prepaid customer acquisition cost. Based on their relative fair value, the Group allocated US$1,007 as equity investment and US$1,455 as prepaid customer acquisition cost. The prepaid customer acquisition cost is being amortized until May 2012 based on the number of estimated users developed for each reporting period under this program. For the years ended December 31, 2010 and 2011, US$220 and US$606 were recorded in cost of revenues for customer acquisition costs, respectively.

The Group has significant influence over Beijing Feiliu. Therefore, the equity investment was accounted for using the equity method with the cost allocation as follows:

Allocated Value
US$
Share of net tangible assets acquired	151
Goodwill	856

Investment in Beijing Feiliu	1,007

The change in Group’s investment is summarized as follows:

Beijing Feiliu
US$
Balance as of December 31, 2009	—
Investment in Beijing Feiliu	1,007
Share of loss in equity investment	(7)
Cumulative translation difference	12

Balance as of December 2010	1,012
Share of profit in equity investment	119
Cumulative translation difference	51

Balance as of December 2011	1,182

Housing Loans to Employees	12 Months Ended
Dec. 31, 2011
Housing Loans to Employees [Abstract]
Housing Loans to Employees

18. HOUSING LOANS TO EMPLOYEES

In June 2010, the Group entered into housing loan contracts with 10 employees, under which the Group provided interest free housing loans to the employees with the original amount of US$180 per employee. The loans were subsequently modified so that the employees are required to repay the first US$60 by installment of US$1 per month within 5 years, and repay the remaining US$120 due immediately following the signing of the loan agreements. In November 2011, the Group entered into a housing loan contract with an employee, under which the Group provided an interest-free housing loan to the employee with the original amount of US$79. These loans were guaranteed by RPL. The Group discounted the future collection of the loans with the rate the Company would charge to an employee as if the employee were to get a loan from a third party and recorded separately as current portion and non-current portion. As of December 31, 2011, housing loans to employees recorded as other current assets and other non-current assets were US$124 (2010: US$178) and US$374 (2010: US$420), respectively.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

19. SUBSEQUENT EVENTS

In February 2012, Beijing Technology established QingYun (Tianjin) Financial Management Co., Ltd. (“Tianjin QingYun”), a wholly-owned subsidiary with registered capital of RMB10 million. Tianjin QingYun will primarily engage in provision of management’s services.

In December 2011, Fuzhou NetQin passed a shareholders’ resolution in deregistering Fuzhou NetQin and Fuzhou NetQin was formally deregistered in February 2012.

In March 2012, the Board of Directors passed a resolution in changing the name of the Company from NetQin Mobile Inc. to NQ Mobile Inc. This resolution is subject to approval in extraordinary general meeting to be held in April 2012.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets [Abstract]
Restricted Net Assets

20. RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiary, VIE and VIE’s subsidiary only from their retained earnings, if any, determined in accordance with PRC GAAP. In addition, the Company’s subsidiary, VIE and VIE’s subsidiary in China are required to make annual appropriations of 10% of after-tax profit to general reserve fund or statutory surplus fund. As a result of these PRC laws and regulations, the Company’s PRC subsidiary, VIE and VIE’s subsidiary are restricted in their abilities to transfer net assets to the Company in the form of dividends, loans or advances. Total restricted net assets of the Company’s PRC subsidiary, VIE and VIE’s subsidiary were US$33,680 and US$30,482 as of December 31, 2010 and 2011, respectively.